Exhibit 99.1

Investor Relations Contact:	Media Relations Contact:
Sujal Shah	Mitch Seigle
610-712-5471	408-954-3225
sujal.shah@lsi.com	mitch.seigle@lsi.com
cc09-81
LSI Reports Third Quarter 2009 Results
MILPITAS, Calif., October 28, 2009 — LSI Corporation (NYSE: LSI) today reported results for its third quarter ended October 4, 2009.
Third Quarter News Release Summary
•	Third quarter 2009 revenues of $578 million

•	Third quarter 2009 GAAP* net income of $0.08 per diluted share

•	Third quarter 2009 non-GAAP** net income of $0.18 per diluted share

•	Third quarter operating cash flows of $69 million
Fourth Quarter 2009 Business Outlook
•	Projected revenues of $605 million to $645 million

•	GAAP* net (loss)/income in the range of ($0.04) to $0.05 per share

•	Non-GAAP** net income in the range of $0.07 to $0.13 per share

*	Generally Accepted Accounting Principles.

**	Excludes goodwill and other intangible asset impairment, stock-based compensation, amortization of acquisition-related intangibles, purchase accounting effect on inventory, restructuring of operations and other items, net, and loss on write-down of debt/equity securities. It also excludes the income tax effect associated with the above mentioned items.

Third quarter 2009 revenues were $578 million, an 11% increase sequentially compared to $521 million reported in the second quarter of 2009. Third quarter 2009 revenues decreased 19% year over year compared to $714 million reported in the third quarter of 2008.
Third quarter 2009 GAAP* net income was $52 million or 8 cents per diluted share, compared to second quarter 2009 GAAP net loss of $61 million or 9 cents per share. Third quarter GAAP results included a $65 million tax benefit, or 10 cents per diluted share, primarily related to the settlement of a multi-year foreign tax audit. Third quarter 2009 GAAP results compare to third quarter 2008 GAAP net income of $11 million or 2 cents per diluted share. Third quarter 2009 GAAP net income included a net charge of $66 million from special items, consisting primarily of $43 million of amortization of acquisition-related items, $15 million of stock-based compensation expense, $6.6 million in net restructuring and other items, and $1.7 million in write-down of investments.
Third quarter 2009 non-GAAP** net income was $119 million or 18 cents per diluted share compared to second quarter 2009 non-GAAP net income of $7 million or 1 cent per diluted share. Third quarter non-GAAP results included earnings of 10 cents per diluted share reflecting the above-mentioned tax benefit. Third quarter non-GAAP net income compares to third quarter 2008 non-GAAP net income of $94 million or 14 cents per diluted share.
Cash and short-term investments totaled approximately $907 million at quarter end.
“With the economy demonstrating signs that a modest recovery is underway, our third quarter revenues exceeded our guidance range, supported by healthy sequential growth across our businesses overall,” said Abhi Talwalkar, LSI president and chief executive officer. “As businesses resume spending on information technology, we are now poised to realize the benefits of the winning recipe we have worked to put in place over the last several years.”
Bryon Look, LSI CFO and chief administrative officer, said, “We delivered a very solid third quarter, with improved profitability stemming from strong top-line growth, expanding gross margins across both our semiconductor and storage systems businesses, and continued focus on effectively managing our operating expenses. Operating cash flows were healthy at $69 million and our net cash position increased to $557 million.”

LSI Fourth Quarter 2009 Business Outlook

	GAAP*	Special Items	Non-GAAP**
Revenue	$605 million to $645 million		$605 million to $645 million

Gross Margin	39% — 43%	$30 million to $40 million	45.5% — 47.5%

Operating Expenses	$230 million to $250 million	$20 million to $30 million	$210 million to $220 million

Net Other Income	0		0

Tax	Approximately $8 million		Approximately $8 million

Net (Loss)/Income Per Share	($0.04) to $0.05	($0.08) to ($0.11)	$0.07 to $0.13

Diluted Share Count	663 million		663 million
Capital spending is projected to be around $15 million in the fourth quarter and approximately $45 million in total for 2009.
Depreciation and software amortization is projected to be around $22 million in the fourth quarter and approximately $90 million in total for 2009.
LSI Conference Call Information
LSI will hold a conference call today at 2 p.m. PDT to discuss third quarter financial results and the fourth quarter 2009 business outlook. Internet users can access the conference call at http://www.lsi.com/webcast. Subsequent to the conference call, a replay will be available at the same web address.
Forward-Looking Statements: This news release contains forward-looking statements that are based on the current opinions and estimates of management. These statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. Factors that could cause LSI’s actual results to differ materially from those set forth in the forward-looking statements include, but are not limited to: our reliance on major customers and suppliers; our ability to keep up with rapid technological change; our ability to compete successfully in competitive markets; fluctuations in the timing and volumes of customer demand; the unavailability of appropriate levels of manufacturing capacity; and general industry and market conditions. For additional information, see the documents filed by LSI with the Securities and Exchange Commission, and specifically the risk factors set forth in the company’s most recent reports on Form 10-K and 10-Q. LSI disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
About LSI
LSI Corporation (NYSE: LSI) is a leading provider of innovative silicon, systems and software technologies that enable products which seamlessly bring people, information and digital content together. The company offers a broad portfolio of capabilities and services including custom and standard product ICs, adapters, systems and software that are trusted by the world’s best known brands to power leading solutions in the Storage and Networking markets. More information is available at www.lsi.com.

# # #
Editor’s Notes:
1.	All LSI news releases (financial, acquisitions, manufacturing, products, technology, etc.) are issued exclusively by PR Newswire and are immediately thereafter posted on the company’s external website, http://www.lsi.com.

2.	LSI and the LSI & Design logo are trademarks or registered trademarks of LSI Corporation.

3.	All other brand or product names may be trademarks or registered trademarks of their respective companies.

LSI CORPORATION
Condensed Consolidated Balance Sheets
(In millions)
(Unaudited)

	October 4,	July 5,	December 31,
	2009	2009	2008
Assets

Current assets:
Cash and short-term investments	$907.1	$873.6	$1,119.1
Accounts receivable, net	307.2	267.9	304.0
Inventories	155.5	158.7	220.5
Prepaid expenses and other current assets	140.3	140.5	155.9

Total current assets	1,510.1	1,440.7	1,799.5

Property and equipment, net	215.9	217.5	236.0
Goodwill and identified intangible assets, net	970.7	988.5	1,065.6
Other assets	228.5	235.6	243.1

Total assets	$2,925.2	$2,882.3	$3,344.2

Liabilities and Stockholders’ Equity

Current liabilities:
Current portion of long-term debt	$350.0	$350.0	$245.1
Other current liabilities	484.6	464.1	552.4

Total current liabilities	834.6	814.1	797.5

Long-term debt, net of current portion	—	—	350.0
Pension, tax and other liabilities	690.6	750.8	755.8

Total liabilities	1,525.2	1,564.9	1,903.3

Stockholders’ equity:
Common stock and additional paid-in capital	6,129.6	6,111.7	6,065.3
Accumulated deficit	(4,473.3)	(4,525.8)	(4,360.8)
Accumulated other comprehensive loss	(256.3)	(268.5)	(263.6)

Total stockholders’ equity	1,400.0	1,317.4	1,440.9

Total liabilities and stockholders’ equity	$2,925.2	$2,882.3	$3,344.2

LSI CORPORATION
Consolidated Statements of Operations (GAAP)
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended			Nine Months Ended
	October 4,	July 5,	September 28,	October 4,	September 28,
	2009	2009	2008	2009	2008
Revenues	$578,419	$520,665	$714,308	$1,581,363	$2,067,118
Cost of revenues	315,067	301,333	369,137	892,984	1,086,507
Purchase accounting effect on inventory	1,892	2,550	—	4,442	—
Amortization of acquisition related intangibles	34,177	33,867	45,502	101,654	131,860
Stock-based compensation expense	1,697	2,022	2,252	5,732	6,885

Total cost of revenues	352,833	339,772	416,891	1,004,812	1,225,252

Gross profit	225,586	180,893	297,417	576,551	841,866

Research and development	144,661	141,724	162,958	433,807	487,398
Stock-based compensation expense	6,386	7,195	6,593	21,443	21,985

Total research and development	151,047	148,919	169,551	455,250	509,383

Selling, general and administrative	66,323	64,819	80,720	197,661	238,901
Amortization of acquisition related intangibles	9,123	9,123	15,019	27,369	42,944
Stock-based compensation expense	6,729	7,785	8,005	22,629	25,422

Total selling, general and administrative	82,175	81,727	103,744	247,659	307,267

Restructuring of operations and other items, net	4,745	6,010	1,586	35,960	26,869

(Loss)/income from operations	(12,381)	(55,763)	22,536	(162,318)	(1,653)

Interest expense	(3,899)	(6,864)	(8,993)	(17,999)	(26,930)
Interest income and other, net	3,535	6,344	8,028	15,742	30,879

(Loss)/income before income taxes	(12,745)	(56,283)	21,571	(164,575)	2,296
(Benefit)/provision for income taxes	(65,230)	5,200	10,200	(52,030)	18,200

Net income/(loss)	$52,485	$(61,483)	$11,371	$(112,545)	$(15,904)

Net income/(loss) per share:
Basic	$0.08	$(0.09)	$0.02	$(0.17)	$(0.02)

Diluted	$0.08	$(0.09)	$0.02	$(0.17)	$(0.02)

Shares used in computing per share amounts:
Basic	651,865	650,300	643,849	650,183	648,519

Diluted	658,963	650,300	647,418	650,183	648,519

A reconciliation of net income/(loss) on the GAAP basis to non-GAAP net income is included below.

	Three Months Ended			Nine Months Ended
Reconciliation of GAAP net income/(loss) to	October 4,	July 5,	September 28,	October 4,	September 28,
non-GAAP net income:	2009	2009	2008	2009	2008
GAAP net income/(loss)	$52,485	$(61,483)	$11,371	$(112,545)	$(15,904)

Special items:
a) Stock-based compensation expense — cost of revenues	1,697	2,022	2,252	5,732	6,885
b) Stock-based compensation expense — R&D	6,386	7,195	6,593	21,443	21,985
c) Stock-based compensation expense — SG&A	6,729	7,785	8,005	22,629	25,422
d) Amortization of acquisition related intangibles — cost of revenues	34,177	33,867	45,502	101,654	131,860
e) Amortization of acquisition related intangibles — SG&A	9,123	9,123	15,019	27,369	42,944
f) Purchase accounting effect on inventory	1,892	2,550	—	4,442	—
g) Restructuring of operations and other items, net	4,745	6,010	1,586	35,960	26,869
h) Write-down of debt and equity securities	1,650	—	1,673	1,650	4,500
i) Income tax effect of above items	—	—	2,024	—	(2,821)

Total special items	66,399	68,552	82,654	220,879	257,644

Non-GAAP net income	$118,884	$7,069	$94,025	$108,334	$241,740

Non-GAAP net income per share:
Basic	$0.18	$0.01	$0.15	$0.17	$0.37

Diluted *	$0.18	$0.01	$0.14	$0.17	$0.37

Shares used in computing non-GAAP per share amounts:
Basic	651,865	650,300	643,849	650,183	648,519

Diluted	685,043	652,389	673,498	655,460	652,208

*	In computing non-GAAP diluted earnings per share for three months ended October 4, 2009 and September 28, 2008, net income was increased by $3,500 for interest, net of taxes, on the $350 million convertible notes considered dilutive common stock.

	Three Months Ended			Nine Months Ended
Reconciliation of GAAP to non-GAAP shares used in the	October 4,	July 5,	September 28,	October 4,	September 28,
calculation of diluted per share amounts:	2009	2009	2008	2009	2008
Diluted shares used in per-share computation — GAAP	658,963	650,300	647,418	650,183	648,519
Dilutive stock awards	—	2,089	—	5,277	3,689
Effect of $350 million convertible notes considered dilutive	26,080	—	26,080	—	—

Diluted shares used in per-share computation — non-GAAP	685,043	652,389	673,498	655,460	652,208

LSI CORPORATION
Consolidated Statement of Cash Flows
(In thousands)
(Unaudited)

	Three Months Ended			Nine Months Ended
	October 4,	July 5,	September 28,	October 4,	September 28,
	2009	2009	2008	2009	2008
Operating activities:
Net income/(loss)	$52,485	$(61,483)	$11,371	$(112,545)	$(15,904)
Adjustments:
Depreciation and amortization *	67,600	66,239	82,327	198,918	239,945
Stock-based compensation expense	14,812	17,002	16,850	49,804	54,292
Non-cash restructuring of operations and other items, net	699	(8)	82	690	(3,163)
Gain on redemption of convertible subordinated notes	—	(149)	—	(149)	—
Write-down of debt and equity securities, net of gain on sale of equity securities	1,529	—	1,673	1,529	4,500
(Gain)/loss on sale of property and equipment	(337)	17	37	(220)	14
Non-cash foreign exchange loss	8,431	4,268	1,939	315	6,988
Deferred taxes	(242)	(84)	268	(253)	4,397
Changes in assets and liabilities, net of assets acquired and liabilities assumed in business combinations:
Accounts receivable, net	(39,271)	5,364	(41,782)	(3,217)	5,237
Inventories	4,824	54,242	30,983	78,406	30,884
Prepaid expenses and other assets	4,814	11,015	18,784	48,272	9,192
Accounts payable	46,807	10,147	(41,515)	(6,581)	(92,323)
Accrued and other liabilities	(93,493)	(37,658)	(24,604)	(127,246)	(64,194)

Net cash provided by operating activities	68,658	68,912	56,413	127,723	179,865

Investing activities:
Purchases of debt securities available-for-sale	—	—	(51,969)	(10)	(158,601)
Proceeds from maturities and sales of debt securities available-for-sale	13,695	28,063	38,516	77,640	131,719
Purchases of equity securities	(4,534)	—	(5,000)	(9,534)	(8,500)
Proceeds from sales of equity securities	165	—	—	165	—
Purchases of property, equipment and software	(20,137)	(23,138)	(27,150)	(68,738)	(95,005)
Proceeds from sale of property and equipment	2,637	105	150	2,749	11,400
Acquisition of business and companies, net of cash acquired	(26,141)	(20,840)	—	(46,981)	(95,137)
Decrease/(increase) in non-current assets and deposits	—	13,501	—	13,501	(13,300)
Proceeds from maturity of notes receivable associated with sale of semiconductor operations in Thailand	10,000	—	—	10,000	—
Proceeds received from the resolution of a pre-acquisition income tax contingency	—	—	—	—	4,821

Net cash used in investing activities	(24,315)	(2,309)	(45,453)	(21,208)	(222,603)

Financing activities:
Redemption of convertible subordinated notes	—	(244,047)	—	(244,047)	—
Issuance of common stock	3,367	6,672	6,821	10,040	36,370
Purchase of common stock under repurchase programs	—	—	—	—	(229,231)

Net cash provided by/(used in) financing activities	3,367	(237,375)	6,821	(234,007)	(192,861)

Effect of exchange rate changes on cash and cash equivalents	2,721	3,221	(1,932)	3,576	(1,060)

Increase/(decrease) in cash and cash equivalents	50,431	(167,551)	15,849	(123,916)	(236,659)

Cash and cash equivalents at beginning of period	654,954	822,505	769,061	829,301	1,021,569

Cash and cash equivalents at end of period	$705,385	$654,954	$784,910	$705,385	$784,910

*	Depreciation of fixed assets and amortization of intangible assets, software, capitalized intellectual property, premiums on short-term investments, debt issuance costs, and accrued debt premium.

LSI CORPORATION
Selected Financial Information (GAAP)
(In millions)
(Unaudited)

	Three Months Ended
	October 4,	July 5,	September 28,
	2009	2009	2008
Semiconductor revenues	$371.8	$343.8	$500.4
Storage Systems revenues	$206.6	$176.9	$213.9
Total revenues	$578.4	$520.7	$714.3
Percentage change in revenues-qtr./qtr. ( a )	11.1%	8.0%	3.2%
Percentage change in revenues-yr./yr. ( b )	-19.0%	-24.8%	-1.8%

Days sales outstanding	48	46	51
Days of inventory	40	42	45
Current ratio	1.8	1.8	3.1
Quick ratio	1.5	1.4	2.5

Gross margin as a percentage of revenues	39.0%	34.7%	41.6%
R&D as a percentage of revenues	26.1%	28.6%	23.7%
SG&A as a percentage of revenues	14.2%	15.7%	14.5%

Employees ( c )	5,318	5,357	5,356
Revenues per employee (in thousands) ( d )	$435.1	$388.8	$533.5

Selected Cash Flow Information:
Purchases of property and equipment ( e )	$11.4	$7.7	$14.1
Depreciation and amortization ( f )	$23.9	$23.2	$22.1

( a )	Represents a sequential quarterly change in revenues.

( b )	Represents a change in revenues in the quarter presented as compared to the same quarter of the previous year.

( c )	Actual number of employees at the end of each period presented.

( d )	Revenues per employee is calculated by annualizing revenues for each quarter presented and dividing it by the number of employees.

( e )	Excludes purchases of software.

( f )	Represents depreciation of fixed assets and amortization of software.